UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 29, 2020

Date of Report (Date of earliest event reported)

Caesars Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36629	46-3657681
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 West Liberty Street, Suite 1150

Reno, Nevada 89501

(Address of principal executive offices, including zip code)

(775) 328-0100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	CZR	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

On October 1, 2020, Caesars Entertainment, Inc. (the “Company”) completed a public offering of 35,650,000 shares (including the shares sold pursuant to the underwriters’ option) of common stock, par value $0.00001 per share, of the Company, at a public offering price of $56.00 per share (the “Offering”). The Company completed the Offering pursuant to an Underwriting Agreement with Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters listed therein (the “Underwriting Agreement”) filed as Exhibit 1.1 to this Current Report on Form 8-K. The Company expects to use the net proceeds from the Offering for general corporate purposes, including to finance a portion of the possible acquisition by the Company of all of the issued and to be issued share capital of William Hill plc.

The Offering was registered under the Securities Act, pursuant to a registration statement on Form S-3 (Registration No. 333-239175) (the “Registration Statement”), filed with the Securities and Exchange Commission (the “Commission”) on June 15, 2020. The material terms of the Offering are described in the prospectus supplement, dated September 29, 2020, filed by the Company with the Commission on September 29, 2020, pursuant to Rule 424(b)(2) of the Securities Act, which relates to the offer and sale of the shares of common stock and supplements the preliminary prospectus supplement relating to the Offering, dated September 28, 2020, that constitutes a part of the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of September 29, 2020, by and among the Company, Deutsche Bank Securities Inc. and J.P. Morgan Securities, as representatives of the several underwriters on Schedule I thereto*

5.1	Opinion of Latham & Watkins LLP

23.1	Consent of Latham & Watkins LLP (contained in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Annexes, schedules and/or exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted attachment to the SEC on a confidential basis upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT, INC.

Date: October 1, 2020	By:	/s/ Edmund L. Quatmann, Jr.
Edmund L. Quatmann, Jr.
Executive Vice President, Chief Legal Officer and Secretary